TRANSAMERICA PRINCIPIUMSM II VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Separate Account VA BNY

Supplement Dated May 1, 2017

to the

Prospectus dated May 1, 2017

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica PrincipiumSM II Variable Annuity dated May 1, 2017